Exhibit 32.2




                    CERTIFICATION OF PERIODIC FINANCIAL REPORT
             PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Darren W. Karst, Chief Financial Officer of Roundy's, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

         (1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended April 2, 2005 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    Dated: May 16, 2005
                                           ------------


                                                     /s/DARREN W. KARST
                                                     ---------------------------
                                                     Executive Vice President
                                                     and Chief Financial Officer
                                                     Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.